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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

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                                   FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):          October 18, 2002
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                                LOEWS CORPORATION
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             (Exact name of registrant as specified in its charter)



       Delaware                      1-6541                     13-2646102
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(State or other jurisdiction      (Commission             (IRS Employer
 of Incorporation)                 File Number)            Identification No.)



667 Madison Avenue, New York, N.Y.                             10021-8087
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(Address of principal executive offices)                       (Zip code)



Registrant's telephone number, including area code           (212) 521-2000
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 9.  Regulation FD Disclosure

The Registrant's subsidiary, Lorillard, Inc. ("Lorillard"), confirms and reiterates the statements made by Lorillard's management during the Registrant's second quarter earnings conference call held on August 8, 2002 to the effect that Lorillard intends to modestly increase its promotion dollar support behind its Newport cigarette brand for the second half of 2002, that this decision is not predicated on any particular competitive action, and that the decision is based on Lorillard's assessment of the market opportunity for Newport to continue to build market share. The foregoing represents Lorillard's current plans and intentions but is subject to change.

The Registrant expressly disclaims any obligation or undertaking to release publicly any updates or revisions to the foregoing statements or any forward-looking statement to reflect any change in the Registrant's intentions or expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Statements herein that contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 include, but are not limited to, statements using the words "believes," "expects," "plans," "intends" and similar expressions. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. A discussion of the risk factors that could impact these areas and the Registrant's overall business and financial performance can be found in the Registrant's reports filed with the Securities and Exchange Commission. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements.


                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   LOEWS CORPORATION
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Dated:  October 18, 2002                      By:  /s/ Gary W. Garson
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                                                   Gary W. Garson,
                                                   Senior Vice President,
                                                    General Counsel and
                                                    Secretary

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